Exhibit 10.2
LOAN AND SECURITY AGREEMENT

          This Loan and Security Agreement (hereinafter called "Agreement") is between CELSIUS, INC., a Nevada corporation, authorized to do business in Florida as CELSIUS PRODUCTS, INC., whose address is 140 N.E. 4th Avenue, Suite C, Delray Beach, Florida 33483 (hereinafter called "Debtor”) and CD FINANCIAL, LLC, a Florida limited liability company (hereinafter called "Secured Party").

1.           Grant of Security Interest.  Subject to the terms and conditions of the Note (as hereinafter defined) and this Agreement, Debtor, for consideration as defined herein, and to secure the full and prompt payment, observance and performance when due of all present and future obligations and indebtedness of Debtor to Secured Party, whether at the stated time, by acceleration or otherwise, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, whether or not of the same or similar class or of like kind to any indebtedness incurred contemporaneously with the execution of this Agreement, and whether now or hereafter existing, or due or to become due, and whether such indebtedness from time to time is reduced and thereafter increased, or entirely extinguished and thereafter reincurred, including without limitation, the following:

(a)           Any and all amounts owed by Debtor, under, in connection with, and/or pursuant to the indebtedness evidenced by that certain Promissory Note of even date herewith, in the original principal sum of ONE MILLION AND NO/100THS DOLLARS ($1,000,000.00) (the "Note"), with interest thereon according to the provisions thereof, and all obligations thereunder, in connection therewith and/or pursuant to any and all agreements and other documents in connection therewith; and

(b)           All sums advanced or expenses or costs paid or incurred (including without limitation reasonable attorneys' fees and other legal expenses) by Secured Party pursuant to or in connection with the Note or any other agreements and documents in connection therewith plus applicable interest on such sums, expenses or costs; and

(c)           Any extensions, modifications, changes, substitutions, restatements, renewals or increases or decreases of any or all of the indebtedness referenced above

(d)           Any and all amounts owed by CELSIUS HOLDINGS, INC., a Nevada corporation, under, in connection with, and/or pursuant to its Unconditional Unlimited Guaranty of even date herewith for all indebtedness evidenced by the Note, with interest thereon according to the provisions thereof, and all obligations thereunder, in connection therewith and/or pursuant to any and all agreements and other documents in connection therewith; and

hereby grants to Secured Party a security interest in the collateral described in Schedule 1, same being attached to this Agreement and made a part hereof (hereinafter collectively called the "Collateral").

                2.           Definitions. The following terms shall have the following meanings

“Accounts” means all Accounts as that term is defined in Article 9 of the UCC;

“Chattel Paper” means all Chattel Paper as that term is defined in Article 9 of the UCC;

“Commercial Tort Claims” means all Commercial Tort Claims as that term is defined in Article 9 of the UCC;

“Consignments” means all Consignments as that term is define in Article 9 of the UCC;

“Contracts” means all contracts, undertakings, franchise agreements or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments, as those terms are defined above and below) in or under which the Debtor may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, and any agreement relating to the terms of payment or the terms of performance thereof;

“Copyrights” means (a) all copyrights of the United States or any other country; (b) all copyright registrations filed in the United States or in any other country; and (c) all proceeds thereof;

“Copyright License” means all agreements, whether written or oral, providing for the grant by the Debtor of any right to use any Copyright;

“Deposit Accounts” means all Deposit Accounts at that term is defined in Article 9 of the UCC;

“Documents” means all Documents as that term is defined in Article 9 of the UCC;

“Encumbrance(s)” means all Encumbrance(s) as that term is defined in Article 9 of the UCC;

“Equipment” means all Equipment as that term is defined in Article 9 of the UCC;

“Fixtures” means all Fixtures as that term is defined in Article 9 of the UCC;

“General Intangibles” means all General Intangibles as that term is defined in Article 9 of the UCC;

“Goods” means all Goods as that term is defined in Article 9 of the UCC;

“Guarantor” means CELSIUS HOLDINGS, INC., a Nevada corporation, as all more particularly described in the Note;

“Health-Care-Insurance Receivables” means all Health-Care-Insurance Receivables as that term is defined in Article 9 of the UCC;

“Instruments” means all Instruments as that term is defined in Article 9 of the UCC;

“Inventory” means all Inventory as that term is defined in Article 9 of the UCC;

“Investment Property” means all Investment Property as that term is defined in Article 9 of the UCC;

“Letters of Credit” means all Letters of Credit as that term is defined in the Article 5 of the UCC;

“Letter-of-Credit Rights” means all Letter-of-Credit Rights as that term is defined in Article 9 of the UCC;

“Patents” means (a) all letters patent of the United States and all reissues and extensions thereof, (b) all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof or any other country, including, without limitation, any thereof referred to in any schedule attached hereto and (c) all proceeds thereof, including the goodwill of the business connected with the use of and symbolized by the Patents;

“Patent License” means all agreements, whether written or oral, providing for the grant by the Debtor of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in any schedule attached hereto;

“Payment Intangibles” means all Payment Intangibles as that term is defined in Article 9 of the UCC;

“Proceeds” means all Proceeds as that term is defined in Article 9 of the UCC;

“Promissory Note(s)” means as that term is defined in Article 9 of the UCC;

“Software” means all Software as that term is defined in Article 9 of the UCC;

“Supporting Obligations” means all Supporting Obligations as that term is defined in Article 9 of the UCC;

“Tangible Chattel Paper” means all Tangible Chattel Paper as that term is defined in Article 9 of the UCC;

“Trademarks” means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether registered in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof or otherwise, including, without limitation, any thereof referred to in any schedule attached hereto; (b) all renewals thereof; and (c) all proceeds thereof, including the goodwill of the business connected with the use of and symbolized by the Trademarks;

“Trademark License” means any agreement, written or oral, providing for the grant by the Debtor of any right to use any Trademark.

“UCC” means the Uniform Commercial Code as in effect from time-to-time in the State of Florida and State of Nevada.

3.           Representations, Warranties and Covenants of Debtor.  Debtor expressly represents, warrants and covenants as follows:

(a)          The address appearing with Debtor's signature below is the address of Debtor's principal office.  If any part of the Collateral is not located at Debtor's principal office, it will be located at such other locations as Debtor, or any other entity affiliated with Debtor, may utilize in its business from time to time, and Debtor hereby covenants to notify Secured Party of any such additional location(s).

(b)           If Debtor does not keep the records concerning the Collateral and concerning accounts, general intangibles, mobile goods and contract rights at Debtor’s principal office, same will be located at such other locations as Debtor, or any other entity affiliated with Debtor, may utilize in its business from time to time, and Debtor hereby covenants to notify Secured Party of any such additional location(s).

(c)           Debtor will give Secured Party sixty (60) days prior written notice of any change in (i) Debtor's principal office, the location of the Collateral or the location of the records described above, or (ii) the Ownership of Debtor's business, (iii) the principals responsible for the management of Debtor's business, (iv) Debtor's company structure or identity, or (v) Debtor's name or trade name, or prior to commencing to use an assumed name not set forth in this Agreement.

(d)           If any of the Collateral is to be or has been attached to real estate, the legal description of the real estate is attached to this Agreement as Schedule 2 and made a part hereof.

(e)           If Debtor does not have a record interest in the real estate described above, the record Owner is indicated on the attached Schedule 2.

(f)           Without the prior written consent of Secured Party, Debtor will not move, sell, lease, permit any encumbrance on or otherwise dispose of the Collateral, other than its inventory in the ordinary course of its business.  Debtor represents and warrants that Debtor and/or one or more of the Guarantor are the owners of the Collateral, free and clear of all liens, charges, interests, and encumbrances, other than in favor of Secured Party, that no other person or other entity has any interest in the Collateral whatsoever, and that Debtor will defend same against all adverse claims and demands.

(g)           Debtor will keep the Collateral insured by such companies, in such amounts and against such risks as shall be acceptable to Secured Party, and the Secured Party hereby acknowledges that the current levels of insurance maintained by Debtor are acceptable for the first year of the Loan, with loss payable and additional insured clauses in favor of Secured Party as are satisfactory to Secured Party. Debtor will deposit such insurance policies with Secured Party. Debtor hereby assigns to Secured Party and grants to Secured Party a security interest in any return of unearned premium due upon cancellation of any such insurance and directs the insurer thereunder to pay to Secured Party all amounts so due. All amounts received by Secured Party in payment of insurance losses or return of unearned premium may, at Secured Party's option, be applied to the indebtedness by Secured Party, or all or any part thereof may be used for the purpose of repairing, replacing or restoring the Collateral.  Notwithstanding the foregoing, if there is no default under the Loan, at the request of the Debtor, and upon the approval of Secured Party in its sole discretion, amounts received by Secured Party in payment of insurance losses or return of unearned premium shall be used for the purpose of repairing, replacing or restoring the Collateral.   If Debtor fails to maintain satisfactory insurance, Secured Party shall have the option, but not the obligation, to obtain such insurance in such amounts as Secured Party deems necessary, and Debtor agrees to repay, with interest at the highest rate applicable to any indebtedness which this Agreement secures, all amounts so expended by Secured Party.

(h)           Debtor represents and warrants to Secured Party that all financial statements, income tax returns and credit information delivered by Debtor to Secured Party accurately reflect the financial condition and operations of Debtor at the times and for the periods therein stated.  So long as this Agreement is in force and effect, Debtor agrees to deliver to Secured Party within one hundred twenty (120) calendar days after the end of each of Borrower’s fiscal years, a complete and accurate copy of the consolidated audited financial statements (with notes) of Borrower’s parent, the Guarantor which is Celsius Holdings, Inc., a Nevada corporation, prepared by an independent certified public accountant acceptable to Secured party (“CPA”), including statements of cash flow, and a  balance sheet and statement of income, together with all schedules, all prepared in accordance with generally accepted accounting principles (“GAAP”). Debtor and the guarantor of the Loan ( “Guarantor”) shall provide Secured Party with a copy of its federal income tax return within fifteen (15) days of filing (including all schedules and extensions). Debtor shall also provide internally prepared condensed monthly statements without notes but otherwise meeting all the requirements of the annual statements no later than thirty (30) days after each month end and internally prepared condensed quarterly financial statements with partial notes (which are included included in the Form 10-Q) but otherwise meeting all the requirements of the annual statements no later than forty five (45) days after the end of each fiscal quarter end or such other date as requested by Secured Party for statements other than the quarterly statements, acceptable to Security Party and its accountants as well as financial statements at such other times as requested by Security Party. The financial reporting for Guarantor shall be consistent with that of Debtor.

(i)            Secured Party shall not be deemed to have waived any of its rights in any Collateral unless such waiver is in writing and signed by an authorized representative of Secured Party.  No delay or omission by Secured Party in exercising any of Secured Party's rights shall operate as a waiver thereof or of any other rights.  Secured Party shall have, in addition to all other rights and remedies provided by this Agreement or applicable law, the rights and remedies of a secured party under the Uniform Commercial Code.

(j)            Debtor will maintain the Collateral in good condition and repair, reasonable wear and tear excepted, and will pay promptly all taxes, levies, and encumbrances and all repair, maintenance and preservation costs pertaining to the Collateral.  If Debtor fails to make such payments, Secured Party shall have the option, but not the obligation, to pay the same and Debtor agrees to repay, with interest at the highest rate applicable to any indebtedness which this Agreement secures, all amounts so expended by Secured Party.  Debtor will at any time and from time to time, upon request of Secured Party, give any representative of Secured Party access during normal business hours to inspect the Collateral or the books and records thereof.

(k)           Debtor agrees to pay to Secured Party on demand all expenses, including reasonable attorney fees and expenses, incurred by Secured Party in protecting or enforcing its rights in the Collateral or otherwise under this Agreement.  After deducting all said expenses, the remainder of any proceeds of sale or other disposition of the Collateral shall be applied to the indebtedness due Secured Party in such order of preference as Secured Party shall determine.

(l)           Debtor hereby agrees to faithfully preserve and protect Secured Party's security interest in the Collateral at all times, and further agrees to execute and deliver, from time to time, any and all further, or other, documents, instruments, continuation statements and perform or refrain from performing such acts, as Secured Party may reasonably request to effect the purposes of this Agreement and to secure to Secured Party the benefits of all the rights, authorities and remedies conferred upon Secured Party by the terms of this Agreement.  Debtor shall permit, or cause to be permitted, at Debtor's expense, representatives of Secured Party to inspect and make copies of the books and records of Debtor relating to the Collateral at any reasonable time or times upon prior notice.

                4.           Loan Disbursements. Disbursements under the Note shall be made directly by the  Secured Party to Debtor pursuant to the written request of the Borrower together with such documentation as may be reasonably required by Secured Party to document the use of each such disbursement from the Loan.

                5.          Defaults.  The occurrence of any of the following events shall constitute a default hereunder:

(a)           The failure of Debtor to make any payment within ten (10) days of the date when due on any indebtedness to Secured Party whether pursuant to the Note or any other obligation to Secured Party, or a default in any provision of the Note or any other agreement or document secured hereby or any other encumbrance or agreement securing the Note which remains uncured for a period of twenty (20) days after notice of default stating the grounds therefore is delivered by Secured Party to Debtor;

(b)           The breach of or failure to perform promptly any obligation or covenant set forth in this Agreement, the Note or any other agreement secured hereby or securing the Note unless otherwise approved in advance by Secured Party.

(c)           The suspension of business, insolvency, failure generally to pay debts as they became due, or the commission of any act constituting or resulting in a business failure, in each case on the part of Debtor’s business; the concealment or removal of any substantial portion of Debtor’s property with the intent to hinder, delay or defraud any one or more creditors, or the making of any other transfer which is fraudulent or otherwise voidable under the Bankruptcy Code or other applicable federal or state law; the existence or creation of any lien, including without limitation any tax or judgment lien, upon the Collateral or any substantial part of Debtor’s property; an assignment for the benefit of creditors; the commencement of any proceedings by or against Debtor (under the Bankruptcy Code or otherwise) seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or seeking the appointment of a receiver, trustee or custodian for Debtor or for the Collateral or a substantial part of the property of Debtor; or the institution by Debtor or any other person or entity of any liquidation, dissolution or reorganization proceedings with respect to Debtor;

(d)           The failure to effectively and promptly discharge, stay or indemnify against, to Secured Party's satisfaction, any lien or attachment against any of Debtor's property or the Collateral;

(e)           Any representation or warranty contained herein or in any other document delivered by or on behalf of Debtor to Secured Party shall be false or misleading when made;

(f)           If Secured Party, in good faith, believes the prospect of payment secured by this Agreement is impaired, or believes that any of the Collateral is in danger of loss, misuse, seizure or confiscation;

(g)          The occurrence of any of the following without the Secured Party's written consent, which consent shall be in Secured Party’s sole discretion: the sale, pledge or assignment by any shareholder of Debtor of any shareholder’s interest; the transfer of any of the Debtor's assets not in the ordinary course of Debtor's business; the merger or consolidation of Debtor with another company or entity; the change of the Debtor's name; the liquidation of Debtor; or the issuance by Debtor of any new share certificates or the transfer of issued and outstanding share certificates or warrants of Debtor.

           6.           Remedies.

(a)           Upon the occurrence of any default under this Agreement, Secured Party is authorized in its discretion to declare any or all of the indebtedness to be immediately due and payable without demand or notice to Debtor, and may exercise any one or more of the rights and remedies granted pursuant to this Agreement or given to a secured party under applicable law, including without limitation the Uniform Commercial Code, such rights and remedies to include without limitation the right to take possession and sell, lease or otherwise dispose of the Collateral.  If reasonable notice of any disposition of Collateral or other enforcement is required, such requirement will be met if such notice is mailed, postage pre-paid, to the address of Debtor shown below Debtor's signature on this Agreement at least fifteen (15) days prior to the time of disposition or other enforcement.  Debtor agrees that upon demand by Secured Party after default, Debtor will promptly assemble the Collateral and make the Collateral available to Secured Party at a place convenient to Secured Party.

(b)           Debtor agrees that all of the Collateral and all of the other security which may be granted to Secured Party in connection with the obligations secured hereby constitute equal security for all of the obligations secured hereby, and agrees that Secured Party shall be entitled to sell, retain or otherwise deal with any or all of the Collateral, in any order or simultaneously as Secured Party shall determine in its sole and absolute discretion, free of any requirement for the marshaling of assets or other restriction upon Secured Party in dealing with the Collateral or such other security.

(c)           Upon the occurrence of any default under this Agreement, Debtor hereby irrevocably constitute and appoints Secured Party (and any employee or agent of Secured Party) as Debtor's true and lawful attorney-in-fact with full power of substitution, in Secured Party's name or Debtor's name or otherwise, for Secured Party's sole use and benefit, at Debtor's cost and expense, to exercise the following powers with respect to the Collateral:

1.           To demand, sue for collection, receive, and give acquittance for any and all monies due or owing with respect to the Collateral;

2.           To receive, take, endorse Debtor's name on, assign and deliver any checks, notes, drafts, documents or other instruments taken or received by Secured Party in connection with the Collateral;

3.           To settle, compromise, prosecute, or defend any action or proceeding with respect to the Collateral;

4.           To sell, transfer, assign or otherwise deal in or with the Collateral or the proceeds thereof, as fully as if Secured Party were the absolute Debtor thereof.

5.           To sign Debtor's name to and file financing statements or such other documents and instruments as Secured Party may deem appropriate.

6.           To take any and all action that Secured Party deems necessary or proper to preserve its interest in the Collateral, including without limitation, the payment of debts of Debtor that might impair the Collateral or Secured Party's security interest therein, the purchase of insurance on the Collateral, the repair or safeguard of the Collateral, or the payment of taxes thereon.

7.           To notify account debtors of Secured Party's security interest in Debtor's accounts and to instruct them to make payment directly to Secured Party.

8.           To assume management (by Secured Party or by an affiliate of Secured Party) of the Debtor’s business.

(d)           Debtor agrees that the powers of attorney granted herein are coupled with an interest and shall be irrevocable until full, final and irrevocable payment and performance of the indebtedness secured hereby; and that neither Secured Party nor any officer, director, employee or agent of Secured Party shall be liable for any act or omission, or for any mistake or error of judgment, in connection with any such powers.

(e)           Notwithstanding the foregoing, Secured Party shall be under no duty to exercise any such powers, or to collect any amount due on the Collateral, to realize on the Collateral, to keep the Collateral, to make any presentment, demand or notice of protest in connection with the Collateral, or to perform any other act relating to the enforcement, collection or protection of the Collateral.

(f)           This Agreement shall not prejudice the right of Secured Party at its option to enforce the collection of any indebtedness secured hereby or any other instrument executed in connection with this transaction, by suit or in any other lawful manner.  No right or remedy is intended to be exclusive of any other right or remedy, but every such right or remedy shall be cumulative to every other right or remedy herein or conferred in any other agreement or document for the benefit of Secured Party, or now or hereafter existing at law or in equity.

7.           Miscellaneous.

(a)           This Agreement and the security interest in the Collateral created hereby shall terminate when the indebtedness has been fully, finally and irrevocably paid and all other obligations of Debtor to Secured Party have been performed in full.  Prior to such termination, this shall be a continuing agreement.

(b)           THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, EXCEPT TO THE EXTENT THE LAWS OF ANOTHER JURISDICTION ARE MANDATORILY APPLICABLE.  DEBTOR CONSENTS TO THE NON-EXCLUSIVE PERSONAL JURISDICTION OF THE COURTS OF THE STATE OF FLORIDA  AND THE FEDERAL COURTS LOCATED IN FLORIDA SO THAT SECURED PARTY MAY SUE DEBTOR IN FLORIDA TO ENFORCE THIS AGREEMENT.  DEBTOR AGREES NOT TO CLAIM THAT FLORIDA IS AN INCONVENIENT PLACE FOR TRIAL.  AT SECURED PARTY'S OPTION, THE VENUE (LOCATION) OF ANY SUIT TO ENFORCE THIS AGREEMENT MAY BE IN PALM BEACH COUNTY, FLORIDA.  DEBTOR HEREBY IRREVOCABLY AGREES AND CONSENTS THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO DEBTOR AT THE ADDRESS PROVIDED FOR NOTICES UNDER THIS AGREEMENT.

(c)          DEBTOR AND SECURED PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY AND ALL RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION (INCLUDING BUT NOT LIMITED TO) ANY CLAIMS, CROSS-CLAIMS OR THIRD PARTY CLAIMS ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREIN. DEBTOR ALSO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, TO THE EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO ANY SPECIAL INCIDENTIAL OR CONSEQUENTIAL DAMAGES. DEBTOR ACKNOWLEDGES THAT THE SECURED PARTY HAS BEEN INDUCED TO ENTER INTO THIS LOAN, INCLUDING THIS AGREEMENT, BY, INTER ALIA, THE PROVISIONS OF THIS PARAGRAPH.

(d)           This Agreement shall inure to the benefit of Secured Party, its successors and assigns and to any other holder who derives from Secured Party title to or an interest in the indebtedness which this Agreement secures, and shall be binding upon Debtor, its successors and assigns.

(e)           In case any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had not been included.

(f).           The Borrower agrees to cooperate promptly with the Lender and its agent in the correction or completion of the loan closing documents if deemed necessary or desirable by Lender.  Borrower understands that this may include correction or execution of a new note and mortgage to reflect the agreed terms.

(f)           Any provision to the contrary notwithstanding contained herein or in the Note or in any other instrument now or hereafter evidencing, securing or otherwise relating to any secured indebtedness, neither Secured Party nor any other holder of the secured indebtedness shall be entitled to receive or collect, nor shall Debtor be obligated to pay, interest on any of the secured indebtedness in excess of the maximum rate of interest at the particular time in question, if any, which, under applicable law, may be charged to Debtor (herein the "Maximum Rate"), provided that the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to Debtor from time to time as of the effective time of each change in the Maximum Rate, and if any provision herein or in the Note or in such other instrument shall ever be construed or held to permit the collection or to require the payment of any amount of interest in excess of that permitted by applicable law, the provisions of this paragraph shall control and shall override any contrary or inconsistent provision herein or in the Note or in such other instrument.  The intention of the parties being to conform strictly to the usury limitations under applicable law, the Note, this Agreement, and each other instrument now or hereafter evidencing or relating to any secured indebtedness shall be held subject to reduction to the amount allowed under said applicable law as now or hereafter construed by the courts having jurisdiction.

(g)           All notices pursuant to this Security Agreement shall be in writing and shall be directed to the addresses set forth below or such other address as may be specified in writing, by certified or registered mail, return receipt requested by the party to which or whom notices are to be given.  Notices shall be deemed to be given upon sender’s obtaining a receipt (or refusal of receipt) from the U.S. Postal Service for such certified or registered mail delivery, upon personal delivery to an officer of the Debtor, or the day following prepaid delivery to a recognized overnight commercial carrier.

(h)           The singular used herein shall include the plural.

(i)            If more than one party shall execute this Agreement as "Debtor", the term "Debtor" shall mean all such parties executing this Agreement, and all such parties shall be jointly and severally obligated hereunder.

(j)    A photocopy or other reproduction of this Agreement or of any financing statement is sufficient as a financing statement and may be filed as a financing statement in any government office.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date written below.

Dated: December 3, 2008.

Signed sealed and delivered in the presence of:	DEBTOR:

Shawn Green	CELSIUS, INC., a Nevada corporation, authorized to do business in Florida as CELSIUS PRODUCTS, INC.

Anthony Rocco	By: /s/ Jan Norelid
Name: Jan Norelid
As its: Vice President

(Corporate Seal)

Address: 140 N.E. 4th Avenue, Suite C Delray Beach, Florida 33483

STATE OF FLORIDA             )
                                   ss:
COUNTY OF  Broward           )

The foregoing instrument was acknowledged before me this December 3, 2008, by Jan Norelid as Vice President of CELSIUS, INC., a Nevada corporation, authorized to do business in Florida as CELSIUS PRODUCTS, INC., on behalf of the corporation. He is personally known to me or has  produced a ___________ driver’s license as identification.

/s/ Sandy Telsaint
Notary Public, State of Florida
My Commission Expires:  July 27, 2012
{Seal}

SECURED PARTY: CD FINANCIAL, LLC, a Florida limited liability company By: /s/ William H. Milmoe William H. Milmoe, Manager Address: 3299 N.W. 2nd Avenue Boca Raton, FL 33431

STATE OF FLORIDA             )
                                  ss:
COUNTY OF  Palm Beach      )

The foregoing instrument was acknowledged before me this December 3, 2008, by WILLIAM H. MILMOE as Manager of CD FINANCIAL, LLC, a Florida limited liability company, on behalf of the company. He is personally known to me or has  produced a Florida driver’s license as identification.

/s/ Karen c. Vermilyea
Notary Public, State of Florida
My Commission Expires:   March 23, 2011      {Seal}